SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 20, 1997
                                                     -----------------

                      Commission File Number 33-43508
                                             --------


                      NORTH ATLANTIC ENERGY CORPORATION
                    ---------------------------------
           (Exact name of registrant as specified in its charter)


               NEW HAMPSHIRE                      06-1339460
                -------------                      ----------

     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


      1000 ELM STREET, MANCHESTER, NEW HAMPSHIRE         03105
     ------------------------------------------------------------------
       (Address of principal executive officers)      (Zip Code)


                             (603) 669-4000
                             --------------
           (Registrant's telephone number, including area code)

                             Not Applicable
                             --------------
     (Former name or former address, if changed since last report)
Item 5. Other Events


     On February 20, 1997, Bernard M. Fox announced his intention to retire from the Company and its affiliates later this year. The Northeast Utilities Board of Trustees (the "Board") has begun the search for a successor and will consider candidates both inside and outside the Company. No specific date for Mr. Fox's retirement has been set, but it is expected that the search for a new Chief Executive Officer will be completed during the second half of the year. Mr. Fox has agreed to remain as an advisor to the Board and the new Chief Executive Officer for two years after his retirement.


                                SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NORTH ATLANTIC ENERGY CORPORATION
                          ---------------------------------
                                     Registrant




Date  February 24, 1997         By /s/Robert P. Wax
     -------------------          -------------------------------------
                                   Robert P. Wax
                                   Senior Vice President, Secretary and
                                  General Counsel